_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 15, 2002

          Sequoia Mortgage Funding Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-22681	91-1771827
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway Suite 3120 Mill Valley, California (Address of Principal Executive Offices)	94941 (Zip Code)

Registrant's telephone number, including area code:  (415) 381-1765

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

In connection with the offering of the Sequoia Mortgage Trust 7 Collateralized Mortgage Bonds, Greenwich Capital Markets, Inc. as underwriter of the Bonds (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors.  Although Sequoia Mortgage Funding Corporation provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Bonds, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.  The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUOIA MORTGAGE FUNDING CORPORATION

By:  /s/ John Isbrandtsen
Name: John Isbrandtsen
Title:   Vice President

Dated:  May 15, 2002

EXHIBIT INDEX

Exhibit No.

Description

99.1

Computational Materials

99.2

Additional Computational Materials

Exhibit 99.1     Computational Materials

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: May 15, 2002

Sequoia Mortgage Trust 7

Collateralized Mortgage Bonds
$562,766,000 (Approximate, Subject to Final Collateral)
Publicly Offered Bonds
Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat)(2)	Bond Interest Rates	Tranche Type	Expected Ratings S&P/Moody's/Fitch

A	$554,686,000	3.91/4.24	1-121/1-361	Floater (3)	Senior	AAA/Aaa/AAA
X-1	50	N/A	N/A	N/A	Senior	AAA/Aaa/AAA
X-2	50	N/A	N/A	N/A	Senior	AAA/Aaa/AAA
A-R	100	N/A	N/A	N/A	Senior	AAA/Aaa/AAA
B-1	8,080,000	6.66/7.36	39-121/39-361	Floater (4)	Subordinate	AA/Aa2/AA
B-2	5,771,000	Information Not Provided Hereby		N/A	Subordinate	A/A2/A
B-3	3,463,000			N/A	Subordinate	BBB/Baa2/BBB
B-4	1,442,000			N/A	Subordinate	BB/Ba2/BB
B-5	1,154,000			N/A	Subordinate	B/B2/B
B-6	2,600,499			N/A	Subordinate	NR/NR
Total	$577,196,499

(1)

The Bonds (as described herein) are primarily collateralized by adjustable rate, first-lien residential mortgage loans.  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A and Class B-1 Bonds are shown to the Clean-Up Call Date (as described herein).

(3)

The Class A Bonds will initially have a coupon equal to One-Month LIBOR plus a margin (which margin doubles after the Clean-Up Call Date (as described below)), subject to the lesser of (i) the available funds cap and (ii) [11]%.

(4)

The Class B-1 Bonds will initially have a coupon equal to One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after the Clean-Up Call Date (as described below)), subject to the lesser of (i) the available funds cap and (ii) [11]%.

GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Sequoia Mortgage Funding Corporation.

Bond Issuer:

Sequoia Mortgage Trust 7, a Delaware business trust.

Lead Manager:

Greenwich Capital Markets, Inc.

Co-Managers:

Morgan Stanley and Sandler O'Neill & Partners, L.P.

Owner Trustee:

Wilmington Trust Company.

Master Servicer:

Wells Fargo Bank Minnesota, National Association.

Indenture Trustee:

HSBC Bank USA.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P, Moody's and Fitch will rate the Offered Bonds.  It is expected that the Bonds will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:

May 1, 2002.

Pricing Date:

On or about May [17], 2002.

Closing Date:

On or about May 29, 2002.

Distribution Dates:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in June 2002.

Bonds:

The "Senior Bonds" will consist of the Class A, Class X-1, Class X-2 (together, the "Class X Bonds") and Class A-R Bonds.  The "Subordinate Bonds" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds.  The Senior Bonds and the Subordinate Bonds are collectively referred to herein as the "Bonds".  Only the Class A and Class B-1 Bonds (collectively, the "Offered Bonds") are being offered publicly.

Registration:

The Offered Bonds will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Bonds will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Bonds are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Bonds could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Bonds and the Class B-1 Bonds are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 20% or less of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Prefunding Amount (the "Optional Call Date").

GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Bonds once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Prefunding Amount (the "Clean-Up Call Date").

Pricing Prepayment

Speed:

The Offered Bonds will be priced to a prepayment speed of 20% CPR.

Initial Mortgage Loans:

The aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date is approximately $477,196,699.  Approximately 39.81%, 36.95%, 19.21% and 4.03% are originated by MSDWCC, GreenPoint, HomeBanc Mortgage Corporation and Cendent, respectively and substantially in accordance with the underwriting guidelines specified in the prospectus supplement.

Substantially all of the Initial Mortgage Loans are adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties.  Approximately 43.84% of the Initial Mortgage Loans and 50% of the Subsequent Mortgage Loans provide the related borrower the option to convert the index on such Mortgage Loan to a different index (prime or one-year CMT), provided certain conditions are met.  With respect to approximately 39.81% of the Initial Mortgage Loans and approximately 50% of the Subsequent Mortgage Loans (each of which originated by MSDWCC), if the related borrower exercises the right to convert the index on such Mortgage Loan, MSDWCC will be obligated to repurchase such Mortgage Loan at par plus accrued interest.

Approximately 17.17% and 82.83% of the Initial Mortgage Loans are one-month LIBOR and six-month LIBOR indexed mortgage loans, respectively.  Substantially all of the Initial Mortgage Loans have an original term to maturity of approximately 25 or 30 years.  It is anticipated that substantially all of the Subsequent Mortgage Loans will have an original term to maturity of approximately 25 or 30 years.  Approximately 36.95% and 63.05% of the Initial Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  In each case, after such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year or 15-year fully amortizing basis, respectively.

Prefunding Amount:

A deposit of approximately $[100,000,000] (the initial "Prefunding Amount") will be made to the Prefunding Account on the Closing Date.  On or prior to [June 30, 2002], (the "Prefunding Period"), the Prefunding Amount on deposit in the Prefunding Account will be used to purchase additional mortgage loans (the "Subsequent Mortgage Loans"), to the extent available, having similar characteristics as the MSDWCC and GreenPoint originated Initial Mortgage Loans (together with the Initial Mortgage Loans, the "Mortgage Loans").  Any portion of such deposit amount remaining on the last day of such Prefunding Period will be distributed as principal on the Bonds.

Capitalized Interest

Amount:

On the Closing Date, a deposit (the "Capital Interest Amount") will be made to the Capitalized Interest Account, which will be applied to cover shortfalls in the amount of interest generated by the Initial Mortgage Loans, during the Prefunding Period and the Distribution Date immediately after the Prefunding Period.  The Capitalized Interest Amount will only cover shortfalls due to prefunding.

Accrued Interest:

The Class A and Class B-1 Bonds will settle flat.

Accrual Period:

The interest accrual period (the "Accrual Period") with respect to the Class A and Class B-1 Bonds for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an 30/360 basis).

GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Available Funds Cap:

The Class A and Class B-1 Bonds will have a coupon equal to LIBOR plus the related margin, subject to the lesser of (i) the amount of available funds ("Available Funds Cap") and (ii) [11]%.

If on any Distribution Date, the Bond Interest Rate of the Class A and/or Class B-1 Bonds is subject to the Available Funds Cap, such Bonds become entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Bond Interest Rate (without giving effect to the Available Funds Cap) over (ii) the amount of interest received on such Bonds based on the Available Funds Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Bond Interest Rate without giving effect to the Available Funds Cap) (together, the "Carryover Shortfall Amount").

Carryover Reserve Fund:

As of the Closing Date, the "Carryover Reserve Fund" is established on behalf of the Class A and Class B-1 Bonds.  The Carryover Reserve Fund will be funded with any excess interest available after priority 1 through 4 in "Bonds Priority of Distributions" herein.  The Carryover Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the Class A and Class B-1 Bonds will be entitled to receive payments from the Carryover Reserve Fund in an amount equal to the related Carryover Shortfall Amount.  Any amounts remaining in the Carryover Reserve Fund after such distribution will be distributed to the Class X Bonds.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Senior Bonds will consist of the subordination of the Subordinate Bonds (total subordination initially [3.90]%).

Credit enhancement for the Class B-1 Bonds will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds (total subordination initially [2.50]%).

Shifting Interest:

Until the first Distribution Date occurring after May 2012 the Subordinate Bonds will be locked out from receipt of all principal (unless the Senior Bonds are paid down to zero or the credit enhancement provided by the Subordinate Bonds has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Bonds will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Subordinate Bonds are as follows:

June 2002 – May 2012

  0% Pro Rata Share

June 2012 – May 2013

30% Pro Rata Share

June 2013 – May 2014

40% Pro Rata Share

June 2014 – May 2015

60% Pro Rata Share

June 2015 – May 2016

80% Pro Rata Share

June 2016 and after

             100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Bonds doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Bonds (subject to performance triggers).  However, if the credit enhancement provided by the Subordinate Bonds has doubled prior to the Distribution Date in June 2005 (subject to performance triggers), then the Subordinate Bonds will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Any principal not allocated to the Subordinate Bonds will be allocated to the Senior Bonds.  In the event the applicable current senior percentage (aggregate principal balance of the Senior Bonds, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Bonds as of the Closing Date, divided by the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the Prefunding Amount), the Senior Bonds will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Bonds in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A Bonds in reduction of their Bond principal balance.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Bonds and the Subordinate Bonds on a pro-rata basis.

Bonds Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                               1)    Class A-R and Class A Bonds, accrued and unpaid interest at the related Bond

                                                       Interest Rate.

                                               2)    Class A-R, Class X and Class A Bonds, in that order, principal allocable to such

                                                      Classes.

                                               3)    Class B-1 Bonds, accrued and unpaid interest at the Class B-1 Bond Interest Rate.

                                               4)    Class B-1 Bonds, principal allocable to such Class.

                                               5)    Class A and Class B-1 Bonds, Carryover Shortfall Amount.

                                               6)    Class X Bond, accrued interest.

                                               7)    Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds, in sequential order, accrued and unpaid interest at the respective Bond Interest Rate and the respective shares of principal allocable to such Classes.

                                               8)   Class A-R Bond, any remaining amount.

GREENWICH CAPITAL

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables (%)

Class A To Call
CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR
WAL (yr)	7.37	5.21	3.91	3.05	2.47	2.05
MDUR (yr)	6.47	4.71	3.61	2.86	2.34	1.95
First Prin Pay	06/20/02	06/20/02	06/20/02	06/20/02	06/20/02	06/20/02
Last Prin Pay	07/20/19	05/20/15	06/20/12	05/20/10	11/20/08	10/20/07

Class A To Maturity
CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR
WAL (yr)	7.73	5.58	4.24	3.34	2.72	2.25
MDUR (yr)	6.71	4.97	3.86	3.09	2.54	2.13
First Prin Pay	06/20/02	06/20/02	06/20/02	06/20/02	06/20/02	06/20/02
Last Prin Pay	06/20/32	06/20/32	06/20/32	06/20/32	06/20/32	06/20/32

Class B-1 To Call
CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR
WAL (yr)	12.22	8.81	6.66	5.45	4.59	3.96
MDUR (yr)	10.26	7.72	5.99	4.99	4.26	3.71
First Prin Pay	12/20/08	10/20/06	08/20/05	12/20/04	06/20/04	02/20/04
Last Prin Pay	07/20/19	05/20/15	06/20/12	05/20/10	11/20/08	10/20/07

Class B-1 To Maturity
CPR	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR	35% CPR
WAL (yr)	12.96	9.59	7.36	6.11	5.23	4.57
MDUR (yr)	10.71	8.24	6.50	5.50	4.77	4.20
First Prin Pay	12/20/08	10/20/06	08/20/05	12/20/04	06/20/04	02/20/04
Last Prin Pay	06/20/32	06/20/32	06/20/32	06/20/32	06/20/32	06/20/32

GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. (“GCM”) and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Available Funds Cap Schedule*

Assumptions:
20% CPR
To Maturity
Hard Cap: 11.00%

Distribution Period	30/360 Available Funds Cap

1	5.15798%
2	4.79403%
3	5.32376%
4	6.33065%
5	6.33065%
6	10.52119%
7	10.52119%
8 and After	11.00000%

1.0

The Available Funds Cap is calculated assuming current 1-Month LIBOR or 6-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the Clean-Up Call Date.  Although the Available Funds Cap may increase above 11%, the Bonds can only receive accrued interest up to 11%.

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 7
As of the Cut-off Date

TOTAL CURRENT BALANCE:	$477,196,699
NUMBER OF INITIAL MORTGAGE LOANS:	1,294

			Minimum		Maximum
AVG CURRENT BALANCE:	$368,776		$28,000		$2,523,000
AVG ORIGINAL BALANCE:	$369,557		$28,000		$2,533,000

WAVG LOAN RATE:	4.003%		3.250%		5.250%
WAVG SERVICING FEE:	0.376%		0.375%		0.875%
WAVG NET LOAN RATE:	3.628%		2.750%		4.875%

WAVG GROSS MARGIN:	1.879%		1.375%		2.875%
WAVG MAXIMUM LOAN RATE:	12.087%		12.000%		13.000%
WAVG PERIODIC RATE CAP:	0.000%		0.000%		0.000%
WAVG FIRST RATE CAP:	0.000%		0.000%		0.000%

WAVG ORIGINAL LTV:	68.77%		5.91%		100.00%
WAVG EFFECTIVE LTV:	66.79%		5.91%		95.00%

WAVG CREDIT SCORE:	730		567		870

WAVG ORIGINAL TERM:	322	months	180	months	360	months
WAVG REMAINING TERM:	320	months	175	months	360	months
WAVG SEASONING:	2	months	0	months	11	months

WAVG IO ORIGINAL TERM:	98	months	60	months	120	months

WAVG IO REMAINING TERM:	96	months	57	months	119	months

	4	months	1	months	6	months
WAVG NEXT RATE RESET:
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

TOP STATE CONCENTRATIONS ($):	27.19 % California, 17.80 % Georgia, 15.01 % Florida
MAXIMUM ZIP CODE CONCENTRATION ($):	1.15% 30305 (Atlanta, GA)

FIRST PAY DATE:	Jul 01, 2001	Jun 01, 2002
RATE CHANGE DATE:	Jun 01, 2002	Nov 01, 2002
MATURE DATE:	Dec 01, 2016	May 01, 2032

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINATOR:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
MSDWCC	459	$189,982,940.44	39.81%
GreenPoint	461	176,343,471.95	36.95
HomeBanc	325	91,651,537.12	19.21
Cendant	49	19,218,749.20	4.03
Total	1,294	$477,196,698.71	100.00%

INDEX:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6 M LIBOR	1,089	$395,248,525.40	82.83%
1 M LIBOR	205	81,948,173.31	17.17
Total	1,294	$477,196,698.71	100.00%

DELINQUENCY:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Current	1,293	$476,629,698.71	99.88%
Delq: 30-59 Days	1	567,000.00	0.12
Total	1,294	$477,196,698.71	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT BALANCE ($):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
28,000.00 - 100,000.00	71	$5,582,145.02	1.17%
100,000.01 - 200,000.00	355	54,124,154.65	11.34
200,000.01 - 300,000.00	283	71,292,568.31	14.94
300,000.01 - 400,000.00	193	67,523,954.30	14.15
400,000.01 - 500,000.00	122	55,374,730.04	11.60
500,000.01 - 600,000.00	82	45,188,910.76	9.47
600,000.01 - 700,000.00	57	36,781,058.25	7.71
700,000.01 - 800,000.00	33	24,798,927.48	5.20
800,000.01 - 900,000.00	16	13,586,362.39	2.85
900,000.01 - 1,000,000.00	39	38,129,545.24	7.99
1,000,000.01 - 1,100,000.00	5	5,280,770.31	1.11
1,100,000.01 - 1,200,000.00	5	5,637,872.28	1.18
1,200,000.01 - 1,300,000.00	5	6,134,250.00	1.29
1,300,000.01 - 1,400,000.00	4	5,548,800.00	1.16
1,400,000.01 - 1,500,000.00	2	3,000,000.00	0.63
1,500,000.01 - 1,600,000.00	8	12,482,500.00	2.62
1,600,000.01 - 1,700,000.00	2	3,284,750.00	0.69
1,700,000.01 - 1,800,000.00	2	3,505,000.00	0.73
1,800,000.01 - 1,900,000.00	3	5,517,500.00	1.16
1,900,000.01 - 2,000,000.00	6	11,899,899.68	2.49
2,500,000.01 - 2,523,000.00	1	2,523,000.00	0.53
Total	1,294	$477,196,698.71	100.00%

LOAN RATE (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.250 - 3.500	83	$39,038,570.61	8.18%
3.501 - 4.000	605	221,905,590.75	46.50
4.001 - 4.500	562	202,873,557.30	42.51
4.501 - 5.000	43	13,221,030.05	2.77
5.001 - 5.250	1	157,950.00	0.03
Total	1,294	$477,196,698.71	100.00%

NET LOAN RATE (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
2.750 - 3.000	67	$33,194,606.00	6.96%
3.001 - 3.500	487	178,534,779.43	37.41
3.501 - 4.000	621	223,881,715.05	46.92
4.001 - 4.500	118	41,427,648.23	8.68
4.501 - 4.875	1	157,950.00	0.03
Total	1,294	$477,196,698.71	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.375	1	$244,641.72	0.05%
1.500	79	36,059,072.83	7.56
1.625	396	151,189,118.88	31.68
1.750	53	17,052,345.22	3.57
1.875	111	36,920,868.93	7.74
2.000	178	57,069,949.35	11.96
2.125	383	154,889,093.91	32.46
2.250	86	21,804,332.09	4.57
2.375	3	1,184,800.00	0.25
2.625	2	292,475.78	0.06
2.750	1	440,000.00	0.09
2.875	1	50,000.00	0.01
Total	1,294	$477,196,698.71	100.00%

MAXIMUM LOAN RATE (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.000	1,154	$435,776,133.79	91.32%
13.000	140	41,420,564.92	8.68
Total	1,294	$477,196,698.71	100.00%

ORIGINAL TERM (Months):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
180	3	$1,221,085.00	0.26%
300	830	299,632,141.76	62.79
360	461	176,343,471.95	36.95
Total	1,294	$477,196,698.71	100.00%

REMAINING TERM (Months):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
175 - 180	3	$1,221,085.00	0.26%
289 - 294	193	61,587,809.49	12.91
295 - 300	637	238,044,332.27	49.88
355 - 360	461	176,343,471.95	36.95
Total	1,294	$477,196,698.71	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

IO REMAINING TERM (Months):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
57 - 60	461	$176,343,471.95	36.95%
109 - 114	193	61,587,809.49	12.91
115 - 119	640	239,265,417.27	50.14
Total	1,294	$477,196,698.71	100.00%

RATE CHANGE DATE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
06/01/02	354	$122,681,427.76	25.71%
07/01/02	26	10,022,375.12	2.10
08/01/02	28	9,482,149.24	1.99
09/01/02	126	44,854,221.41	9.40
10/01/02	559	223,736,823.99	46.89
11/01/02	201	66,419,701.19	13.92
Total	1,294	$477,196,698.71	100.00%

ORIGINAL LTV (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.91 - 10.00	1	$188,762.34	0.04%
10.01 - 15.00	3	1,096,467.60	0.23
15.01 - 20.00	2	212,966.14	0.04
20.01 - 25.00	11	4,908,506.38	1.03
25.01 - 30.00	15	5,892,227.11	1.23
30.01 - 35.00	19	7,601,688.83	1.59
35.01 - 40.00	37	14,781,787.69	3.10
40.01 - 45.00	37	15,412,852.22	3.23
45.01 - 50.00	41	19,100,934.94	4.00
50.01 - 55.00	54	21,686,170.74	4.54
55.01 - 60.00	80	41,678,951.15	8.73
60.01 - 65.00	95	40,975,559.70	8.59
65.01 - 70.00	148	54,541,569.00	11.43
70.01 - 75.00	123	47,490,408.03	9.95
75.01 - 80.00	456	149,142,676.76	31.25
80.01 - 85.00	15	3,157,783.13	0.66
85.01 - 90.00	39	10,790,038.45	2.26
90.01 - 95.00	61	13,806,176.81	2.89
95.01 - 100.00	57	24,731,171.69	5.18
Total	1,294	$477,196,698.71	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

EFFECTIVE LTV (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
5.91 - 10.00	1	$188,762.34	0.04%
10.01 - 15.00	3	1,096,467.60	0.23
15.01 - 20.00	2	212,966.14	0.04
20.01 - 25.00	11	4,908,506.38	1.03
25.01 - 30.00	15	5,892,227.11	1.23
30.01 - 35.00	19	7,601,688.83	1.59
35.01 - 40.00	37	14,781,787.69	3.10
40.01 - 45.00	37	15,412,852.22	3.23
45.01 - 50.00	45	20,123,834.94	4.22
50.01 - 55.00	54	21,686,170.74	4.54
55.01 - 60.00	88	47,730,021.14	10.00
60.01 - 65.00	96	42,525,559.70	8.91
65.01 - 70.00	200	76,618,087.46	16.06
70.01 - 75.00	123	47,490,408.03	9.95
75.01 - 80.00	456	149,142,676.76	31.25
80.01 - 85.00	14	2,895,783.13	0.61
85.01 - 90.00	35	8,363,891.68	1.75
90.01 - 95.00	58	10,525,006.82	2.21
Total	1,294	$477,196,698.71	100.00%

CREDIT SCORE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
<= 0	1	$255,598.94	0.05%
551 - 600	3	1,060,906.25	0.22
601 - 650	70	21,952,188.03	4.60
651 - 700	278	112,874,688.40	23.65
701 - 750	425	160,314,671.48	33.60
751 - 800	475	167,747,208.04	35.15
801 - 850	41	12,807,437.57	2.68
851 - 870	1	184,000.00	0.04
Total	1,294	$477,196,698.71	100.00%

AMORTIZATION:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Interest Only	1,294	$477,196,698.71	100.00%
Total	1,294	$477,196,698.71	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

DOCUMENTATION:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Full Documentation	734	$243,804,279.37	51.09%
Alternative Documentation	438	185,551,109.15	38.88
Limited Documentation	104	42,472,281.37	8.90
Income, No Asset	3	1,849,412.21	0.39
No Ratio	8	1,818,761.31	0.38
Asset, No Income	7	1,700,855.30	0.36
Total	1,294	$477,196,698.71	100.00%

OCCUPANCY:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	1,170	$435,874,827.70	91.34%
Second Home	91	35,012,710.50	7.34
Investor	33	6,309,160.51	1.32
Total	1,294	$477,196,698.71	100.00%

PROPERTY TYPE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family	740	$284,712,675.85	59.66%
PUD	420	154,437,211.10	32.36
Condominium	121	34,774,768.43	7.29
Two-Four Family	6	1,481,197.65	0.31
Cooperative	5	1,315,297.04	0.28
Townhouse	2	475,548.64	0.10
Total	1,294	$477,196,698.71	100.00%

PURPOSE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Rate/Term Refinance	543	$192,384,008.54	40.32%
Cash Out Refinance	364	144,393,286.59	30.26
Purchase	387	140,419,403.58	29.43
Total	1,294	$477,196,698.71	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

STATES:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alabama	3	$555,075.00	0.12%
Arizona	37	13,035,841.28	2.73
Arkansas	2	328,240.10	0.07
California	275	129,739,614.27	27.19
Colorado	34	11,497,549.44	2.41
Connecticut	16	10,722,855.15	2.25
Delaware	7	2,208,950.00	0.46
District of Columbia	2	2,441,945.06	0.51
Florida	197	71,607,178.22	15.01
Georgia	300	84,962,768.57	17.80
Hawaii	8	2,878,851.08	0.60
Idaho	2	483,200.00	0.10
Illinois	46	17,013,477.93	3.57
Indiana	2	494,000.00	0.10
Kansas	8	2,032,858.08	0.43
Kentucky	1	214,994.27	0.05
Louisiana	2	1,154,000.00	0.24
Maine	1	399,991.67	0.08
Maryland	20	7,218,946.16	1.51
Massachusetts	10	4,335,093.00	0.91
Michigan	21	4,379,895.01	0.92
Minnesota	6	2,432,085.41	0.51
Mississippi	4	749,000.00	0.16
Missouri	4	1,029,388.96	0.22
Montana	4	427,882.81	0.09
Nevada	5	1,030,092.66	0.22
New Jersey	35	$17,540,736.31	3.68%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

STATES (Continued):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
New Mexico	5	$1,122,300.00	0.24%
New York	35	14,902,511.48	3.12
North Carolina	46	15,159,124.39	3.18
North Dakota	1	121,437.39	0.03
Ohio	6	2,238,320.53	0.47
Oklahoma	1	285,000.00	0.06
Oregon	16	4,902,628.71	1.03
Pennsylvania	27	11,276,544.47	2.36
Rhode Island	2	404,200.00	0.08
South Carolina	18	6,926,716.48	1.45
Tennessee	14	4,100,789.79	0.86
Texas	15	7,089,758.00	1.49
Utah	4	2,416,600.00	0.51
Vermont	1	88,000.00	0.02
Virginia	24	7,626,654.04	1.60
Washington	24	7,356,702.99	1.54
West Virginia	2	131,000.00	0.03
Wisconsin	1	133,900.00	0.03
Total	1,294	$477,196,698.71	100.00%

GREENWICH CAPITAL

Exhibit 99.2     Additional Computational Materials

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Sequoia Mortgage Trust 7

As of the Cut-off Date

TOTAL CURRENT BALANCE:	$64,814,342
NUMBER OF INITIAL MORTGAGE LOANS:	43

			Minimum		Maximum
AVG CURRENT BALANCE:	$1,507,310		$1,027,000		$2,523,000
AVG ORIGINAL BALANCE:	$1,507,637		$1,027,000		$2,533,000

WAVG LOAN RATE:	3.857%		3.250%		4.625%
WAVG SERVICING FEE:	0.375%		0.375%		0.375%
WAVG NET LOAN RATE:	3.482%		2.875%		4.250%

WAVG GROSS MARGIN:	1.752%		1.500%		2.250%
WAVG MAXIMUM LOAN RATE:	12.038%		12.000%		13.000%
WAVG PERIODIC RATE CAP:	0.000%		0.000%		0.000%
WAVG FIRST RATE CAP:	0.000%		0.000%		0.000%

WAVG ORIGINAL LTV:	67.95%		25.00%		100.00%
WAVG EFFECTIVE LTV:	63.11%		25.00%		78.70%

WAVG CREDIT SCORE:	721		609		791

WAVG ORIGINAL TERM:	303	months	300	months	360	months
WAVG REMAINING TERM:	301	months	289	months	359	months
WAVG SEASONING:	2	months	1	months	11	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	117	months	60	months	120	months
WAVG IO REMAINING TERM:	115	months	58	months	119	months

TOP STATE CONCENTRATIONS ($):	29.84% California, 27.27% Florida, 6.73% Pennsylvania
MAXIMUM ZIP CODE CONCENTRATION ($):	5.17% 94920 (Tiburon,CA)

FIRST PAY DATE:			Jul 01, 2001		May 01, 2002
RATE CHANGE DATE:			Jun 01, 2002		Nov 01, 2002
MATURE DATE:			Jun 01, 2026		Apr 01, 2032

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINATOR:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date

MSDWCC	34	$53,425,494.99	82.43%
HomeBanc	3	4,130,800.00	6.37
Cendant	3	3,847,000.00	5.94
GreenPoint	3	3,411,047.28	5.26
Total	43	$64,814,342.27	100.00%

INDEX:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
6 Mo LIBOR	33	$50,084,667.27	77.27%
1 Mo LIBOR	10	14,729,675.00	22.73
Total	43	$64,814,342.27	100.00%

DELINQUENCY:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Current	43	$64,814,342.27	100.00%
Total	43	$64,814,342.27	100.00%

CURRENT BALANCE ($):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1,027,000.00 - 1,500,000.00	21	$25,601,692.59	39.50%
1,500,000.01 - 2,000,000.00	21	36,689,649.68	56.61
2,500,000.01 - 2,523,000.00	1	2,523,000.00	3.89
Total	43	$64,814,342.27	100.00%

LOAN RATE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
3.250 - 3.499	7	$11,025,000.00	17.01%
3.500 - 3.749	6	8,538,950.00	13.17
3.750 - 3.999	15	24,669,824.68	38.06
4.000 - 4.249	8	10,787,770.31	16.64
4.250 - 4.499	4	5,754,547.28	8.88
4.500 - 4.625	3	4,038,250.00	6.23
Total	43	$64,814,342.27	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

GROSS MARGIN ($):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
1.500	7	$11,025,000.00	17.01%
1.625	21	33,891,849.68	52.29
1.875	2	2,375,800.00	3.67
2.000	1	1,135,625.00	1.75
2.125	10	13,397,817.59	20.67
2.250	2	2,988,250.00	4.61
Total	43	$64,814,342.27	100.00%

MAXIMUM LOAN RATE ($):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
12.000	41	$62,367,342.27	96.22%
13.000	2	2,447,000.00	3.78
Total	43	$64,814,342.27	100.00%

ORIGINAL TERM (Months):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
300	40	$61,403,294.99	94.74%
360	3	3,411,047.28	5.26
Total	43	$64,814,342.27	100.00%

REMAINING TERM (Months):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
289 - 294	5	$6,950,800.00	10.72%
295 - 300	35	54,452,494.99	84.01
355 - 359	3	3,411,047.28	5.26
Total	43	$64,814,342.27	100.00%

IO REMAINING TERM (Months):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
58 - 60	3	$3,411,047.28	5.26%
109 - 114	5	6,950,800.00	10.72
115 - 119	35	54,452,494.99	84.01
Total	43	$64,814,342.27	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

RATE CHANGE DATE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
06/01/02	12	$16,989,925.00	26.21%
07/01/02	1	1,213,750.00	1.87
08/01/02	1	1,400,000.00	2.16
09/01/02	1	1,140,797.28	1.76
10/01/02	27	42,314,869.99	65.29
11/01/02	1	1,755,000.00	2.71
Total	43	$64,814,342.27	100.00%

ORIGINAL LTV (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
25.00 - 30.00	1	$1,950,000.00	3.01%
40.01 - 50.00	4	6,510,000.00	10.04
50.01 - 60.00	10	16,330,250.00	25.20
60.01 - 70.00	8	10,944,747.28	16.89
70.01 - 80.00	14	19,133,175.00	29.52
80.01 - 90.00	1	1,550,000.00	2.39
90.01 - 100.00	5	8,396,169.99	12.95
Total	43	$64,814,342.27	100.00%

EFFECTIVE LTV (%):	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
25.00 - 30.00	1	$1,950,000.00	3.01%
40.01 - 50.00	4	6,510,000.00	10.04
50.01 - 60.00	13	21,361,419.99	32.96
60.01 - 70.00	11	15,859,747.28	24.47
70.01 - 78.70	14	19,133,175.00	29.52
Total	43	$64,814,342.27	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

CREDIT SCORE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
609 - 619	1	$1,500,000.00	2.31%
640 - 659	1	1,827,500.00	2.82
660 - 679	4	8,398,000.00	12.96
680 - 699	10	14,065,347.28	21.70
700 - 719	5	6,722,500.00	10.37
720 - 739	6	8,817,625.00	13.60
740 - 759	2	2,794,750.00	4.31
760 - 779	11	16,994,849.68	26.22
780 - 791	3	3,693,770.31	5.70
Total	43	$64,814,342.27	100.00%

AMORTIZATION:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Interest Only	43	$64,814,342.27	100.00%
Total	43	$64,814,342.27	100.00%

DOCUMENTATION:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Alternative Documentation	34	$53,425,494.99	82.43%
Full Documentation	8	10,248,050.00	15.81
Limited Documentation	1	1,140,797.28	1.76
Total	43	$64,814,342.27	100.00%

OCCUPANCY:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Primary	37	$56,125,642.27	86.59%
Second Home	6	8,688,700.00	13.41
Total	43	$64,814,342.27	100.00%

PROPERTY TYPE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Single Family	28	$42,664,794.99	65.83%
PUD	12	17,287,047.28	26.67
Condominium	3	4,862,500.00	7.50
Total	43	$64,814,342.27	100.00%

GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

PURPOSE:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
Cash Out Refinance	17	$24,964,520.31	38.52%
Purchase	16	23,928,074.68	36.92
Rate/Term Refinance	10	15,921,747.28	24.57
Total	43	$64,814,342.27	100.00%

STATES:	Number of Initial Mortgage Loans	Principal Balance Outstanding as of the Cutoff Date	% of Aggregate Principal Balance Outstanding as of the Cutoff Date
California	13	$19,342,669.99	29.84%
Florida	11	17,674,550.00	27.27
Pennsylvania	3	4,362,500.00	6.73
New York	2	3,557,500.00	5.49
Connecticut	2	3,450,000.00	5.32
New Jersey	2	3,274,750.00	5.05
All Others*	10	13,152,372.28	20.29
Total	43	$64,814,342.27	100.00%

*  Other includes 7 other states, and the District of Columbia, with under 5% concentration, individually.

GREENWICH CAPITAL